Restricted Net Assets	6 Months Ended
Dec. 31, 2024
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

20. RESTRICTED NET ASSETS

Relevant PRC laws and regulations restrict the Company’s PRC subsidiaries, Pop Culture, and the subsidiaries of Pop Culture from transferring a portion of their net assets, equivalent to the balance of their paid-in-capital, additional paid-in-capital and statutory reserves to the Company in the form of loans, advances, or cash dividends. Relevant PRC statutory laws and regulations permit the payments of dividends by the Company’s PRC subsidiaries, Pop Culture, and the subsidiaries of Pop Culture from their respective retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As of December 31, 2024 and June 30, 2024, the balance of restricted net assets was $16,577,130 and $16,577,130, respectively.